UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 8, 2008
MARINE PETROLEUM TRUST
(Exact name of registrant as specified in its charter)

Texas	000-08565	75-6008017
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

c/o The Corporate Trustee:
Bank of America, N.A.
P.O. Box 830650, Dallas, Texas	75283-0650
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 985-0794
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On August 8, 2008, Marine Petroleum Trust (“Marine”) issued a press release announcing that it changed its accounting method from the accrual method to the modified cash basis method (the “Accounting Change”) as permitted by the Securities and Exchange Commission, Staff Accounting Bulletin Topic 12:E, Financial Statements of Royalty Trusts. The Accounting Change was adopted because the trustee of Marine believed it to be in the best interests of the unitholders of Marine. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 8, 2008 issued by Marine Petroleum Trust

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINE PETROLEUM TRUST

Date: August 8, 2008	By:	BANK OF AMERICA, N.A.
in its capacity as trustee of Marine Petroleum Trust and not in its individual capacity or otherwise

		By:	/s/ Ron E. Hooper

Ron E. Hooper
Senior Vice President

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated August 8, 2008 issued by Marine Petroleum Trust